SUPPLEMENT

DATED AUGUST 23, 2016 TO

HIMCO VIT AMERICAN FUNDS ASSET ALLOCATION FUND (THE “FUND”)

(A SERIES OF HIMCO VARIABLE INSURANCE TRUST)

PROSPECTUS DATED APRIL 30, 2016

Effective immediately, the following is added to the “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES” section of the Fund’s Prospectus:

Options, Futures, and Other Derivatives

The Master Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit the Master Fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the Master Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging the Master Fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives include:

•  If the issuer of the derivative instrument does not pay the amount due, the Master Fund could lose money.

•  The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Master Fund’s manager expected, which could result in losses to the Master Fund or increase volatility in the Master Fund’s performance.

•  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).

•  Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

This Supplement should be retained with your Prospectus for future reference.